Acquisition of Stanley Access Technologies Business April 22, 2022 Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including statements regarding the continued impacts of the global COVID-19 pandemic, supply chain constraints, electronic component and labor shortages, inflation, rising freight and material costs, impacts of Russia’s invasion of Ukraine including further supply chain disruptions and the increased risk of cyber-attacks in connection with such invasion, the Company's 2022 financial performance, the Company’s business plans and strategy, the Company’s growth strategy, the Company’s capital allocation strategy, the Company’s tax planning strategies, and the performance of the markets in which the Company operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar expressions generally intended to identify forward-looking statements. Forward-looking statements may relate to such matters as projections of revenue, margins, expenses, tax provisions, earnings, cash flows, benefit obligations, dividends, share purchases, or other financial items; any statements of the plans, strategies, and objectives of management for future operations, including those relating to any statements concerning expected development, performance, or market share relating to our products and services; any statements regarding future economic conditions or our performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These statements are based on the Company's currently available information and our current assumptions, expectations and projections about future events. They are subject to future events, risks and uncertainties - many of which are beyond the Company’s control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on these factors and other risks that may affect the Company's business is included in filings it makes with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended Dec. 31, 2021, Form 10-Q for the quarters ended March 31, 2021, June 30, 2021, and Sept. 30, 2021, and in its other SEC filings. The Company undertakes no obligation to update these forward-looking statements.

Reconciliation of Non-GAAP Measures The Company defines non-GAAP measures as follows:   Adjustments to operating income, operating margin, net earnings, EPS and EBITDA include items such as goodwill, indefinite-lived trade name and other asset impairment charges, restructuring charges, acquisition and integration costs, debt refinancing costs, gains or losses related to the divestiture of businesses or equity method investments and non-operating investment gains or losses.   Organic revenue growth is defined as U.S. GAAP revenue growth excluding the impact of divestitures, acquisitions and currency effects.   Available cash flow is defined as U.S. GAAP net cash from operating activities less capital expenditures. These non-GAAP measures may not be defined and calculated the same as similar measures used by other companies.  The Company presents operating income, operating margin, net earnings and diluted earnings per share (EPS) on both a U.S. GAAP basis and on an adjusted (non-GAAP) basis, revenue growth on a U.S. GAAP basis and organic revenue growth on a non-GAAP basis, and adjusted EBITDA and adjusted EBITDA margin (both non-GAAP measures). The Company presents these non-GAAP measures because management believes they provide useful perspective of the Company’s underlying business results, trends and a more comparable measure of period-over-period results. These measures are also used to evaluate senior management and are a factor in determining at-risk compensation. Investors should not consider non-GAAP measures as alternatives to the related GAAP measures.

Overview: Stanley Access Technologies Business

- A leading manufacturer, installer and service provider of automatic doors in North America, primarily in the United States and Canada
- Making the world accessible through robust product portfolio of non-residential automatic entrance solutions
- Diversified customer base serving complementary institutional and commercial vertical markets
- Impressive large installed base and rich history of reliability and innovation in access technologies
- ~$340 million in 2021 annual revenue, service revenue ~38% of total revenue
- **Strong financial and growth profile**


Automatic
Sliding Doors


Swing Door
Operators


Pedestrian Control &
Folding Doors


ICU
Doors


Telescoping
Doors


Revolving, Balanced
& Transit Doors

ALLEGION

4 Acquisition of Stanley Access Technologies Business

Highly Strategic Combination Strategic asset that further enhances Allegion’s seamless access strategy and presence in security markets Complementary non-residential specified business  Fully integrated end-to-end solution provider with robust product portfolio across a range of end markets Attractive services business with opportunity to build presence across existing products Increases exposure to a high-growth service and support network across a large installed base Opportunity to capitalize on trends in touchless access, healthcare and ADA regulatory requirements Acquisition adds services that provide ongoing and consistent revenue streams Significant shareholder value creation opportunities Value and cash-accretive strategic M&A transaction Synergies with the combination of Allegion’s core hardware business and specification team

Attractive Portfolio of Seamless Access Solutions

Stanley Access Technologies Business Complements Allegion's Leading Suite of Products

Key Products	ALLEGION	Stanley Access Technologies	Combined
Mechanical Doors	✓		✓
Locks	✓		✓
Closers & Exit Devices	✓		✓
Software	✓		✓
Automatic Doors		✓	✓
Service		✓	✓

Addition of High-Margin, Recurring Services Revenue

- Acquisition of a leading manufacturer of seamless access products that complements Allegion's current product set
- ~$130 million in 2021 annual services revenue, ~38% of total
- ~320 service technicians in North America

2021 Annual Pro Forma Revenue Mix


25 %
64 %
11 %
75 % Americas
Allegion Americas
Stanley Access Technologies
Allegion International

Pro Forma Combined Americas split: ~75% Non-Residential
~25% Residential

6 Acquisition of Stanley Access Technologies Business

ALLEGION

Acquisition Details

Expected EBITDA Multiple	2022E
Total Purchase Price	~16x
with Tax Benefits	~14.5x
and Run-Rate Synergies	~12.5x

Purchase Price

- Purchase price of $900 million on cash-free, debt-free basis
- Net purchase price of $810 million, when adjusted for ~$90 million net present value cash tax benefits
- 2022E EBITDA multiple when adjusting for tax benefits is ~14.5x, or ~12.5x including run-rate synergies; 2022E EBITDA multiple not adjusting for tax benefits and excluding synergies is ~16x

Synergy Opportunities

- Annual net run-rate synergies of ~$9 million EBIT[1] achievable by the end of 2024, inclusive of additional standalone costs
- Sales synergies from leveraging end user, architectural and distribution relationships across Allegion legacy and acquired businesses
- Cost synergy from optimized procurement and production, shared administrative functions

Financing

- 100% cash consideration financed by a committed 364-day facility with a future bond issuance, available revolver capacity and cash
- Pro forma net debt to adjusted EBITDA expected to naturally de-lever over time
- Commitment remains to maintain investment grade credit ratings

Expected Financial Impact

- Acquisition will be cash accretive for 2022 and going forward (excluding non-cash amortization expense)
- Acquisition will be breakeven on 2023E adjusted EPS, inclusive of non-cash amortization expense for purchase accounting (~$30 million)

Timing

- Anticipated closing in the third quarter of 2022
- Transaction is subject to regulatory approval and customary closing conditions

[1] *This metric cannot be reconciled by the Company without unreasonable efforts in advance of the proposed acquisition*

7
Acquisition of Stanley Access Technologies Business

ALLEGION

Delivering Value for Allegion Shareholders Seamless Access Enhancement M&A Strategy Consistency Strong Financial Profile Disciplined Capital Allocation Further expansion of seamless access offerings, addressing current portfolio gap Strong business and market fundamentals Fits with specification capabilities Helps expand in core markets Projected revenue growth1 of high-single digit with strong free cash flow conversion Strong balance sheet and cash flow to maintain current investment grade ratings and financial flexibility 1 Based on 2022E

Q&A

© 2022 Allegion plc. All rights reserved. About Allegion™ Allegion (NYSE: ALLE) is a global pioneer in seamless access, with leading brands like CISA®, Interflex®, LCN®, Schlage®, SimonsVoss® and Von Duprin®. Focusing on security around the door and adjacent areas, Allegion secures people and assets with a range of solutions for homes, businesses, schools and institutions. Allegion had $2.9 billion in revenue in 2021, and its security products are sold around the world.  For more, visit www.allegion.com.